Exhibit 10.1

Amendment No. 1 to Receivables Purchase Agreement

AMENDMENT AGREEMENT (this “Amendment Agreement”) dated as of October 7, 2005 among Lexmark Receivables Corporation (the “Seller”), CIESCO, LLC (“CIESCO”), Gotham Funding Corporation (“Gotham”), Citibank, N.A. (“Citibank”), The Bank of Tokyo - Mitsubishi, Ltd., New York Branch (“BTM”), Citicorp North America, Inc. (“CNAI”), as Program Agent, CNAI and BTM, as Investor Agents, and Lexmark International, Inc. (“Lexmark”), as Collection Agent and Originator.

Preliminary Statements. (1) The Seller, CIESCO, Gotham, Citibank, BTM, CNAI and Lexmark are parties to an Amended and Restated Receivables Purchase Agreement dated as of October 8, 2004 (as amended, restated, modified or supplemented from time to time, the “Agreement”; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement) pursuant to which, and subject to and upon the terms and conditions of which, the Seller has acquired, and may continue to acquire, Receivables from the Originator, either by purchase or by contribution to the capital of the Seller, as determined from time to time by the Seller and the Originator. The Seller is prepared to sell Receivable Interests in the Receivables. CIESCO and Gotham may, in their sole discretion, purchase such Receivable Interests, and the Banks are prepared to purchase such Receivable Interests, in each case on the terms set forth therein.

(2) The parties hereto desire to amend certain provisions of the Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

SECTION 1. Amendments. Upon the effectiveness of this Amendment Agreement, the Agreement is hereby amended as follows:

1.1 The definition of “Commitment Termination Date” in Section 1.01 of the Agreement is amended by replacing the date appearing in clause (a) thereof with the date “October 6, 2006”.

1.2 The definition of “CP Fixed Period Date” in Section 1.01 of the Agreement is amended by replacing the word “20th” appearing in the second line therein with the word “last”.

1.3 The definition of “Settlement Date” in Section 1.01 of the Agreement is amended by deleting such definition in its entirety and replacing, in lieu thereof, the following:

“'Settlement Date' for any Receivable Interest means the 15th day of each calendar month.”

1.4 Section 2.04(d) of the Agreement is hereby amended by replacing the phrase “fourth Business day” appearing in clause (i) thereof with the phrase “15th day”.

1.5 Section 4.01(e) of the Agreement is hereby amended by replacing each occurrence of the date “December 31, 2003” appearing in the 7th and the 12th lines therein with the date “September 30, 2005”.

1.6 Section 4.02(e) of the Agreement is hereby amended by replacing each occurrence of the date “December 31, 2003” appearing in the 7th and the 12th lines therein with the date “September 30, 2005”.

1.7 Section 6.02(g)(i) of the Agreement is amended by replacing the word “20th” appearing in the first line therein with the word “15th”.

SECTION 2. Effectiveness. This Amendment Agreement shall become effective at such time that executed counterparts of this Amendment Agreement have been delivered by each party hereto to the other party hereto.

SECTION 3. Representations and Warranties. The Seller makes each of the representations and warranties contained in Section 4.01 of the Agreement (after giving effect to this Amendment Agreement). The Collection Agent makes each of the representations and warranties contained in Section 4.02 of the Agreement (after giving effect to this Amendment Agreement).

SECTION 4. Confirmation of Agreement. Each reference in the Agreement to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

SECTION 6. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            LEXMARK RECEIVABLES CORPORATION

                            By: /s/ Bruce J. Frost
                            Title: Assistant Treasurer

                            CIESCO, LLC

                            By:  Citicorp North America, Inc.,
                            as Attorney-in-Fact

                            By: /s/ Junette M. Earl
                            Title: Vice President

                            CITICORP NORTH AMERICA, INC.,
                            as Program Agent and as an Investor Agent

                                                            By: /s/ Junette M. Earl
                            Title: Vice President

                            CITIBANK, N.A.

                            By: /s/ Junette M. Earl
                            Title: Vice President

                            THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH,
                            as an Investor Agent

                                                             By: /s/ Aditya Reddy
                            Title: Vice President

                            GOTHAM FUNDING CORPORATION

                            By: /s/ Blake W. Grosch
                            Title: Secretary

                            LEXMARK INTERNATIONAL, INC.

                            By: /s/ Richard A. Pelini
                            Title: Vice President and Treasurer